Universal Gold Mining Corporation

September 2010

UNIVERSAL GOLD MINING CORP.

Universal Gold Mining Corporation

DISCLAIMER

Statements in this presentation that are not of historical fact are "forward-looking statements," which are subject to risks and uncertainties. Words such as "expects," "intends," "plans," "potential," "objectives," "strategy," "target," "may," "could," "should," "anticipates," "likely," "believes" and words of similar import also identify forward-looking statements. Forward-looking statements are based on current facts and analysis and other information that may be based on forecasts of future results, estimates of amounts not yet determined and assumptions of management. Forward-looking statements, including resource targets for various properties, are not necessarily based on any independent or rigorous analysis. These statements are made as of the date of this presentation and the fact that this presentation remains available does not constitute a representation by UGMC that it believes these forward-looking statements continue to be true as of any subsequent date. **Although UGMC believes that the assumptions underlying, and the expectations reflected in, these forward-looking statements are reasonable, they can give no assurance that these assumptions and expectations will prove to be correct. Actual results may differ materially from those expressed or implied by forward-looking statements due to a number of factors, many of which are beyond the control of UGMC, including, but not limited to, reserves estimates, timing estimates, expected acquisitions of rights and assets, UGMC's ability to establish required technical, managerial and operational infrastructure and to raise the necessary capital to be able to take advantage of, and successfully participate in expected market opportunities.** Additional information on risks and other factors that may affect the business and financial results of UGMC can be found in filings of UGMC with the U.S. Securities and Exchange Commission. These filings are available on a web site maintained by the U.S. Securities and Exchange Commission at http://www.sec.gov. UGMC's forward-looking statements are expressly qualified in their entirety by this cautionary statement.

THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF UGMC OR ANY ENTITY WHATSOEVER. ANY REPRESENTATION TO THE CONTRARY BY ANY PARTY SHOULD BE IGNORED.

Universal Gold Mining Corporation

HIGHLIGHTS

- Universal Gold Mining Corp ("UGMC") is pursuing gold exploration and development opportunities in underexplored frontier territories
- The Company's first acquisition has been secured by option to acquire **up to 50.0%** of the **Toldafria gold project in Colombia** ("Toldafria") with a resource target of approximately **4.0 million ounces** ("oz")
- UGMC has also acquired a note convertible into approximately **5%** of the outstanding capital stock of **Kolar Gold Plc** ("Kolar Gold") with **warrants** over another approximately **5%** and an **option to acquire a further approximately 15.0%**
- Kolar Gold is focused on exploring **India's greenstone belts**, one of the world's most prospective areas for large scale gold deposits
- **US$4.0 million capital** has been raised to date, utilized as follows:
  - Exercise of option on **the first 25% of Toldafria**
  - Completion of **Toldafria phase one development**
  - Acquisition of convertible note and warrant interest in **Kolar Gold**







COMPANY STRATEGY

- UGMC is a gold exploration and development company aiming to develop a **diversified portfolio of gold mining assets in frontier territories**
- Immediate focus is on the existing Toldafria asset to build shareholder value through **identification of new resources and development of existing resources from inferred to indicated and measured**
- Continue to expand on Colombian investments through acquisition of neighboring properties and explore potential of the Indian greenstone belts
- Identify additional targets with **production** to complement existing portfolio
- Identify and acquire additional properties with a focus on:
  - Early stage gold exploration with the potential to be developed into **world class mining projects**
  - Brownfield projects with **near term production**









Universal Gold Mining Corporation

PROJECT LOCATIONS


Colombia Projects
India Projects

- ✓ Toldafria Project
- ✓ Surrounding properties

★ = Existing projects
★ = Potential projects under investigation

Universal Gold Mining Corporation

CAPITAL STRUCTURE

- In May 2010 new directors were appointed to the Board and UGMC commenced its new strategy. UGMC is listed on the OTC BB under the symbol UGDM

Shareholders	No. of shares
Restricted shares (1)	39,825,000
Other shareholders	50,000,000
Vested Director Stock Options (2)	2,783,333
Total ordinary shares outstanding	**89,825,000**

(1) Shares issued in private placement at $0.10, includes 325,000 shares issued for services
(2) On June 3, 2010, the Company granted 8,350,000 non-statutory options to its directors pursuant to the 2008 Equity Incentive Plan ("2008 Equity Plan"). Each option is exercisable for a period of five years commencing three years from the date of grant, subject to prior vesting, and can be exercised for the purchase of one share of our common stock at a price of $0.20 per share. One third of such options vest on each of: the date of grant; the first anniversary of the date of grant; and the second anniversary of the date of grant

- UGMC plans to retire the OTC BB listing in the near future, replacing it with a dual listing on the TSX and AIM anticipated by December 2010

COLOMBIA - TOLDAFRIA

MINING IN COLOMBIA

Universal Gold Mining Corporation



- Direct foreign investment into mining in Colombia nearly doubled last year to US$3.1 billion
- Colombia's foreign trade ministry says it expects Colombia to attract US$10 billion In foreign investment in 2010, approaching the record US$10.6 billion of 2008
- UGMC believes that improvements in safety and economic reforms mean deposits have become economic to develop, creating an opportunity for those companies which are early to invest – Colombia produced approximately 3 million oz Au last year
- Only about 5 million (19,000 square miles) of Colombia's 114 million hectares (440,000 Square miles) have been explored
- AngloGold Ashanti Ltd. has invested approximately US$159 million in Colombia Since 2002 and believes it may have unearthed a mine, La Colosa, that could generate 800,000 oz of gold annually – this mine is located just 60km on trend South of the Toldafria property

"Companies are looking for the next big thing - an unexplored market - and Colombia has been popping up on the radar" - Patrick Esteruelas of Eurasia Group

THE TOLDAFRIA PROJECT

- The Toldafria opportunity was discovered by Mr. Richard Moores II, founder and president of Core Value Mining & Exploration Co. ("CVME")
- CVME is the operator on the Toldafria project and has significant on the ground experience in Colombia
- UGMC has an option agreement with CVME which gives it the right to acquire **up to a 50.0% interest in the Toldafria project for up to $8.0m**

Universal Gold Mining Corporation

Tranche 1 – **25% for $2.3m**, (already paid)

Tranche 2 – Additional **15% for $2.7m**

Tranche 3 - Additional **10% for $3.0m**

CVME

- Management of exploration program
- Sourcing of surrounding opportunities
- Local relationships

TOLDAFRIA

Resource target of approximately 4 million oz

50% → **UGMC**

50% → **CVME**

RICHARD C. MOORES II

- **Richard C. Moores II** is founder of CVME and heads up the exploration operations on the Toldafria project
- Prior to founding CVME, Richard spent his career identifying and developing resource deposits in frontier territories
- Richard has identified Colombia as the **next major opportunity for early stage resource development**



Richard's success underpins UGMC's expectations for Toldafria:

- At Anatolia Minerals Development ("Anatolia"), Richard and his team was credited with the discovery of the **6.0m oz Copler gold deposit** in Erizincan, Turkey as well as several porphyry copper deposits. As CEO, Richard led Anatolia from an **$800k market cap to $450m**
- In 1988, Richard co-founded AZCO Mining (Nasdaq: VSE), acquired for **$40m by Phelps Dodge**
- Familiar with every aspect of mining and finance, UGMC believes that Richard's experience in **identifying large scale economic mineral deposits** will deliver significant value to UGMC's Colombian operation

Universal Gold Mining Corporation

TOLDAFRIA PROJECT OVERVIEW




City of Manizales
Toldafria Property

- **50% option** – option to acquire up to **50%** of Toldafria over three years for US**$8.0 million**
- **Production history** – The 164 hectare property has been mined for over 100 years with an estimated 40km of existing tunnels
- **Unique positioning** - south of Colombian Goldfields' Maramato prospect and north of Anglo Gold Ashanti's La Colosa project, the latter of which reported over **12.0 million oz of inferred resource** last year
- **Resource** – 614,000 oz of existing NI 43-101 resource. Resource target of approximately **4.0 million oz**
- **Supportive infrastructure** – just 15km from Manizales, Toldafria has good access to labor, water, power and transportation
- **Expansion prospects** – UGMC plans to expand opportunity with adjacent property acquisitions

Universal Gold Mining Corporation

TOLDAFRIA – WORK DONE TO DATE

- **Primary target area –** 500m x 500m block
- **Initial sample region** - 350m x 375m. 5km of tunnels sampled, total of 758 5-metre channel samples taken
- **Surface trenching –** 22 samples taken
- Geological mapping of existing workings
- Recent metallurgical testing in Vancouver (Met-Solve Laboratories Inc.) has shown **preliminary recoveries of 87%** into 3% of the mass ore processed from a simple gravitational circuit

Results:

- Initial sampling determined a **NI 43-101 compliant inferred resource of 614,000 ounces** (10.8 million t of ore @ 1.76g/t and a cut-off grade of 0.3g/t)
- Internal, non 43-101 compliant studies ,target a total resource in the primary target area of 2.2 million oz

Gustavson Associates Results*
NI 43-101 compliant

Category	Amount (oz)
Inferred	614,000
Indicated	-
Total	**614,000**

* Applicable to initial sample region of 350m x 375m

CVME Colombian Team Results*
Non NI 43-101 compliant

Category	Amount (oz)
Total potential resource in 500m x 500m	**2,230,000**

* Applicable to total primary target area of 500m x 500m

TOLDAFRIA BLOCK MODEL



Block_Model: Au ppb
[600,800)
[800,1000)
[1000,5000)
[5000,1000000)
La Antioquia portal
N
1:2000
0 20 40 60 80 100
Core Values Mining and Exploration Company
Toldafria block model with underground workings
Scale 1:2000
31 Mar 2010
Figure 17-4

Universal Gold Mining Corporation

TOLDAFRIA – KEY NEXT STEPS

Phase One
$2.2m

- Trenching, drilling, surface and underground sampling and geology
- Access road permitted – estimated construction time of 3 months
- Options acquired on selected adjoining mineral properties and critical surface and other rights

Objective:

Category	Gold (oz)
Inferred	400,000
Measured & Indicated	600,000

Phase Two
$2.5m

- Infill and step-out drilling, surface/underground sampling, geology/geophysics
- Preliminary engineering and metallurgical studies – Pre-feasibility study at end of phase two
- Evaluate additional properties, initiate environmental and other permitting studies

Objective:

Category	Gold (oz)
Inferred	750,000
Measured & Indicated	1,250,000

Phase Three
$2.8m

- Define initial mine area, facilities and waste sites
- Refine engineering studies and initiate environmental and other permitting studies
- Commission pre-feasibility study, acquire critical surface/other rights and advance resources on adjacent properties

Objective:

Category	Gold (oz)
Inferred	2,000,000
Measured & Indicated	2,000,000

KEY SHORT TERM NEWS FLOW

- **Assay results – Q4 2010**

  The Toldafria phase one exploration program has analysed additional tunnels and resulted in a total of >400 5-meter channel samples taken over the past three months. The assay results from these samples, to NI 43-101 compliant standard, should be released in Q4 2010

- **Access road – Q4 2010**

  Permitting for the building of an access road to Toldafria is currently in its final stages of completion. UGMC expects to announce the commencement of the building of this road sometime in Q4 2010

- **Toldafria NI 43-101 compliant resource update – Q1 2011**

  UGMC expects to update its maiden NI 43-101 inferred resource on Toldafria of 614,000 ounces in Q1 2011. Management expects to expand the inferred resource base by Q1 2011 with an expectation to upgrade this resource and also hopes to deliver further resource expansion from the phase two exploration, scheduled to commence in Q2 2011

- **Drilling to commence on Toldafria – Q1 2011**

  UGMC expects drilling to begin on the Toldafria property in Q1 2011

THE INDIAN GREENSTONE BELTS

Universal Gold Mining Corporation

UGMC'S OPTION ON INDIA

*UGMC's management believes that the **Indian greenstone belts** offer **one of the largest and most under-developed gold exploration opportunities in the world***

*UGMC believes that Kolar Gold has positioned itself to capitalize on the exploration potential of this region. UGMC has acquired, for US$1,000,000, a note convertible into approximately 5% of the outstanding capital stock of Kolar Gold with warrants over a further approximately 5% and an **option to acquire a further approximately 15%**:*

Kolar Gold shares	Cost
5%	$1,000,000 - through conversion of note which UGMC currently owns
5% (via warrants)	$1,200,000 cash
15%	15,107,600 UGMC shares

*If it chooses not to exercise its **option on the additional 15%, UGMC has the right to receive its US$1.0 million back** (via a put option in respect of the convertible note and warrants)*

UGMC believes the India opportunity is significant** and, in the event it does choose not to exercise its option in relation to Kolar Gold, **it may pursue alternative means to gain access to this opportunity

PARALLELS TO THE AUSTRALIAN GREENSTONE BELTS

- The regional geological setting of the Indian greenstone belts are **similar to the Archaean greenstone belts** which account for half of annual global gold production
- Many greenstone belts in India are, more or less, of comparable age, composition and structure as those of:
  a. Yilgarn craton, W.Australia;
  b. The Yellowknife and Superior provinces of Canada; and
  c. The Zimbabwean and Kaapvaal cratons of Southern Africa.



- **Exploration in India has been largely non existent** with the government body (GSI) having a minimal exploration budget (<US$5.0m) and lacking in modern exploration techniques
- Since opening of India's mining sector to foreign direct investment in the 1990's **delays and red tape have largely prevented significant exploration spending**
- Based on the scale and geology of the region, UGMC believes it is **highly likely that there will be a number of new significant discoveries** in the Indian greenstone belts

PARALLELS TO THE AUSTRALIAN GREENSTONE BELTS


AUSTRALIA
1000km
- 50 + gold mines
-200t gold produced annually
- 75% from W.Australia
WESTERN AUSTRALIA
25
30
Kalgoorlie
Perth
115
120
250km


INDIA
1000km
-1 gold mine
- 3t gold produced annually
KARNATAKA
ANDHRA PRADESH
16
Bangalore
250km
80

Universal Gold Mining Corporation

TECHNOLOGY BOOM

- UGMC believes that recent success in West Australian gold mining have been mainly driven by **the application of modern technology and capital investment**, including:

  1. **Exploration** - high resolution airborne geophysics
  2. **Exploration** - Reverse Circulation ("RC") drilling
  3. **Mining** – design / optimization of open pits
  4. **Mining** - larger scale earth-moving equipment
  5. **Metallurgy** - modern CIP/CIL processes

  → ***Led to a significant and accelerated growth in new deposits and resource inventory***

- The greater Kolar belt, and indeed all greenstone belts in India have, to date, **attracted little to no modern exploration techniques or exploration capital**

- Further, there has been little exploration work focused on the potential for shallow bulk low grade gold resources amenable to open pit mining

The boom experienced in Western Australia and other well known greenstone belts has not occurred in India but UGMC believes it has the potential to experience a similar boom

INDIA – THE KEY PLAYERS

- None of the gold majors or mid-tier producers has a presence in India and this is despite the geological potential of the country being well known
- UGMC is currently aware of only four substantial exploration companies in India:

1. Geomysore Services India Pvt Ltd ("GMSI")

- ✓Defined JORC resource of **1.5 million oz**
- ✓**60+ gold applications / leases covering 13,000km2**

2. Kolar Gold Plc

- ✓Has an option on 20% of GMSI
- ✓Has a farm-in agreement for up to **60% of certain GMSI license areas**

3. Deccan Gold Mines

- ✓Listed on the Bombay Stock Exchange
- ✓Market Cap of approx. US$30 million
- ✓**40+ gold applications / leases covering 10,000 km2**

4. Indo Gold

- ✓Defined JORC resource of **1.7 million oz**
- ✓total phase 1 target is **>5 million oz**

Experiencing license approval issues, specific to the area in which it operates

UGMC's option on a share in Kolar Gold provides exposure to the highly prospective license areas within the Kolar greenstone belt

KEY LICENSE AREAS


INDEX
BGML Mining Lease
Geomysore Earlier Granted RP Blocks
Jhansi Mining Applied RP
Geomysore Applied RPs
Geomysore Applied PLs
Geomysore Applied MLs
North Kolar PL
Area = 25 Sq Km
Nayakanahalli PL
Area = 24 Sq Km
Kolar North RP
Area = 220 Sq Km
Kolar North RP
Area = 275 Sq Km
KGF - BGML Mining Leases ~7km x 2km ~25Moz @ 15.9g/t
KARNATAKA
Reddihalli_Pichapalli PL
Area = 19 Sq Km
KGF East RP
Area = 125 Sq Km
Surapalli ML
Area = 2 Sq Km
Lakkinayakanahalli PL
Area = 5 Sq Km
Surapalli PL
Area = 20 Sq Km
Bisanattam PL
Area = 0.7 Sq Km
Bisanatham RP
Area = 105 Sq Km
ANDHRA PRADESH
South Kolar PL
Area = 25 Sq Km
TAMIL NADU
Mallappakonda ML
Area = 0.5 Sq Km
Veppanapalli RP
Area = 60 Sq Km
Chigarigunta-NE ML
Area = 2.7 Sq Km
Chigarigunta ML
Area = 2 Sq Km
Maharajagadai RP
Area = 110 Sq Km

- Core to the Kolar Gold assets is its agreement to farm-in on certain GMSI license areas
- This agreement is currently being finalized and due-diligence is on-going whilst the option is in place in order to confirm current understanding of assets

Current understanding of farm-in license areas:

  - 8 Farm-In licenses totaling approximately 138 km^2 with an initial 215,000oz of gold to JORC standard
  - A 47,000 meter drilling program forms part of the (60%) earn-in agreement
  - Two Prospective Licenses ("PL's") granted and six PL's lodged and awaiting approval
  - Two Mining Licenses ("ML's") applied for

- Additional 525,000oz to JORC across 46 Non Farm-in license areas

TARGET RESOURCE POTENTIAL

- The GMSI licenses are in various stages of admission – the portfolio has been accumulated through years of **relationship building, patience and hard work** on the ground in India, which UGMC believes **provides a significant barrier to entry for new entrants**
- UGMC believes the portfolio now requires capital injection to deliver further value
- UGMC believes it is too early to quantify the resource potential of the GMSI licenses. However, based on Kolar Gold raising $20 million of exploration capital, UGMC has a current resource target for Kolar Gold as follows:

GMSI Farm-in License Areas → $13m

Category	JORC Target (ounces)
Inferred	1,200,000
Indicated	1,635,665
Measured	379,000

68% Interest *(60% Direct & 8% indirect)* = ***2,185,972 JORC Ounces equivalent***

Other GMSI License Areas → $7m

Category	JORC Target (ounces)
Inferred	1,340,287
Indicated	1,361,962
Measured	111,691

20% Interest = ***562,787 JORC Ounces equivalent***

Kolar Gold Target Resource

KOLAR GOLD SUMMARY

- The Indian greenstone belts have very similar characteristics to other important gold producing regions which have supported significant open pit, bulk mining operations
- Despite minimal modern exploration having taken place in the region, due diligence to date as well as the origin/geology of the region indicates that there is **potential for numerous discoveries of both large shallow open-cut deposits and smaller medium-high grade shallow underground projects**
- **Kolar Gold** provides a **unique opportunity to deliver exploration capital to some of the most exciting license areas in this region**
- UGMC has a target resource of **over 2.5 million ounces** for Kolar Gold **within two years**
- UGMC considers this just a first step in gaining exposure to this region and, in conjunction with completing due diligence on Kolar Gold, intends to explore additional opportunities in the region

BOARD OF DIRECTORS

Universal Gold Mining Corporation

COMPANY DIRECTORS

- **David Cather – Director**

  David graduated from the Royal School of Mines, Imperial College, and has extensive experience in the development and management of a wide range of resource projects. He has held senior executive positions at operational and line management levels with both De Beers and Anglo American. David is a Chartered Engineer, a member of IoM3, and a Competent Person. He is a director of Compostela Mining Limited, an exploration company with copper/gold porphyry assets in the Philippines.

- **Craig Niven – Director**

  Craig Niven MA(Cantab) ACA has, since 2001, been chief executive of the Arlington Group Asset Management Ltd. Prior to this appointment, he acted as investment adviser to a number of private investment vehicles and was chairman of AIM listed Griffin Mining Limited which controls the Caijaiying zinc and gold properties in China. Until 1995, Craig was director and head of corporate finance at ANZ Grindlays Bank Plc where he was responsible for origination and execution of cross border transactions in Europe, Asia and Africa. He has a number of private interests in property and media related businesses in the UK and Scandinavia.

- **Andrew Neale – Director**

  A mining industry executive with over 20 years experience in all facets of production, including operations, engineering management, environmental management and government relations. Andrew was previously Vice President-/Technical-Services for Freeport McMoRan Copper and Gold in both Indonesia and New Orleans. Andrew has a BSc and MSc in Mineral Processing Engineering from the University of Alberta.

COMPANY DIRECTORS (2)

- **Bruce Stewart - Director**

  Bruce has over 15 years experience in global financial markets, with a bias towards natural resources. He has worked in Australia, Asia, England and North America, including working with Jefferies and Co. in New York, where he was responsible for advising and raising capital for hedge and mutual funds. In 2007 he became a board member of BDI Mining, a diamond producer, where he negotiated a profitable sale of the company to GEM Diamonds. Concurrently he sat on the board of an emerging copper and molybdenum producer with projects in China.

- **David Rector – Director, CEO, President, Treasurer and Secretary**

  David has served as our Chief Executive Officer, President, Principal Accounting Officer, Secretary, Treasurer and Director since September 30, 2008. For over 25 years, Mr. Rector has been the principal of the David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries. David currently serves as a director and executive officer of several publicly traded companies engaged in resource and other industries.

UNIVERSAL GOLD MINING CORP.